UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 2, 2018 JAZZ PHARMACEUTICALS PLC JAZZ PHARMACEUTICALS PLC FIFTH FLOOR, WATERLOO EXCHANGE WATERLOO ROAD DUBLIN 4, IRELAND ATTN: COMPANY SECRETARY E48789-P09261 Meeting Information Meeting Type: Annual General Meeting For holders as of: June 6, 2018 Date: August 2, 2018 Time: 10:30 AM Local Time Location: Jazz Pharmaceuticals plc Fifth Floor, Waterloo Exchange Waterloo Road Dublin 4, Ireland You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. PROXY STATEMENT 2. ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 19, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E48790-P09261

Voting Items The Board of Directors recommends you vote FOR each of the nominees for director named in Proposal 1 below: 1. To elect by separate resolutions the four nominees for director named below to hold office until the 2021 annual general meeting of shareholders. Nominees: 1a. Peter Gray 1b. Kenneth W. O’Keefe 1c. Elmar Schnee 1d. Catherine A. Sohn The Board of Directors recommends you vote FOR Proposals 2 and 3: 2. To ratify, on a non-binding advisory basis, the appointment of KPMG, Dublin as the independent auditors of Jazz Pharmaceuticals plc for the fiscal year ending December 31, 2018 and to authorize, in a binding vote, the board of directors, acting through the audit committee, to determine the independent auditors’ remuneration. 3. To approve, on a non-binding advisory basis, the compensation of Jazz Pharmaceuticals plc’s named executive officers as disclosed in the proxy statement. The Board of Directors recommends you vote 1 year on Proposal 4: 4. To indicate, on a non-binding advisory basis, the preferred frequency of the advisory vote on the compensation of Jazz Pharmaceuticals plc’s named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E48791-P09261

E48792-P09261